SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange of 1934



         Date of Report (Date of earliest event reported) March 26, 2002

                  Integrated Spatial Information Systems, Inc.
                  --------------------------------------------
             (Exact name of registrant as specified in its charter)



   Colorado                          0-14273                      84-0868815
   --------                          -------                      ----------
  (State of                        (Commission                  (IRS Employer
incorporation)                     File Number)              Identification No.)


              19039 East Plaza Drive, Suite 245, Parker, CO 80134
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              (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (720) 851-0716




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             (Former Name and address, if changed since last report)


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ITEM 4. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT


On March 26, 2002 Integrated Spatial Information Solutions, Inc. ("ISIS") engaged Grant Thornton LLP as its principal certifying accountant to audit its financial statements.

During the two most recent fiscal years and interim periods since the end of the most recent fiscal year through the date of engagement ISIS did not consult Grant Thornton LLP regarding:

a. The application of accounting principles to any specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on ISIS' financial statements, and no written or oral advice from Grant Thornton was provided to or considered by ISIS in reaching a decision as to any accounting, auditing or financial reporting issue.

b. There were no matters that were either the subject of a disagreement or a reportable event as contemplated in Regulation S-B, Item 304(a)(1)(iv) and the views of Grant Thornton LLP on any issues were neither requested nor received.

On March 27, 2002, ISIS provided a copy of this disclosure to Grant Thornton LLP providing them the opportunity to furnish ISIS with a letter addressed to the Securities and Exchange Commission containing any new information, clarification of ISIS views, or any other respects in which Grant Thornton LLP may not agree with the statements made above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                 Integrated Spatial Information Solutions, Inc.
                                  (Registrant)


March 27, 2002                  /S/  Fred Beisser
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                                   (Signature)
                              Frederick G. Beisser
                   Vice President - Finance & Administration,
              Secretary, Treasurer and Principal Accounting Officer